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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2008

                               BCSB BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)


         MARYLAND                   333-148745                26-1424764
         --------                   ----------                ----------
      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)           Identification No.)
     incorporation or
       organization)

            4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND 21236
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 256-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS
            ------------

      On April 10, 2008, BCSB Bancorp, Inc., a Maryland corporation ("BCSB Bancorp" or the "Company"), completed the "second step" conversion of Baltimore County Savings Bank, F.S.B. (the "Bank") from the mutual holding company to the stock holding company form of organization (the "Conversion") pursuant to a Plan of Conversion and Reorganization, as amended (the "Plan"). Upon completion of the Conversion, BCSB Bancorp became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank's common stock. In connection with the Conversion, 1,976,538 shares of common stock, par value $0.01 per share, of BCSB Bancorp (the "Common Stock") were sold in subscription, community and syndicated community offerings to certain depositors and borrowers of the Bank and other investors for $10.00 per share, or $19.8 million in the aggregate (collectively, the "Offerings"). In addition and in accordance with the Plan, approximately 1,144,763 shares of Common Stock (without taking into consideration cash issued in lieu of fractional shares) were issued in exchange for the outstanding shares of common stock of BCSB Bankcorp, Inc., the former mid-tier holding company for the Bank, held by persons other than Baltimore County Savings Bank, M.H.C. Each share of common stock of BCSB Bankcorp, Inc. was converted into the right to receive 0.5264 shares of Common Stock in the Conversion.

      The Common Stock issued in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-148745) filed initially with the Securities and Exchange Commission ("SEC") on January 18, 2008, as amended, and declared effective by the SEC on February 11, 2008 (the "Form S-1").

      The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the successor to BCSB Bankcorp, Inc. pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The description of the Common Stock set forth under the heading "Description of BCSB Bancorp Capital Stock" in the prospectus included in the Form S-1 is incorporated herein by reference.

      For additional information, reference is made to the Company's press release, dated April 10, 2008, included as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

Exhibit     Description
-------     -----------

99.1        Press release dated April 10, 2008.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 10, 2008                 By: /s/ Joseph J. Bouffard
                                         -------------------------------
                                         Joseph J. Bouffard
                                         President and Chief Executive Officer